Exhibit 21

AGREE REALTY CORPORATION

SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 2019

Subsidiary	Jurisdiction of Organization
Agree Limited Partnership	Delaware
2355 Jackson Avenue, LLC	Michigan
ADC Express, LLC	Michigan
Agree – Columbia Crossing Project, LLC	Delaware
Agree – Milestone Center Project, LLC	Delaware
Agree 1031, LLC	Delaware
Agree 103-Middleburg Jacksonville, LLC	Delaware
Agree 117 Mission, LLC	Michigan
Agree 17-92, LLC	Florida
Agree 2016, LLC	Delaware
Agree 6 LA & MS, LL	Delaware
Agree Alcoa TN, LLC	Tennessee
Agree Allentown PA, LLC	Pennsylvania
Agree Altoona PA, LLC	Delaware
Agree Americus GA, LLC	Delaware
Agree Anderson SC, LLC	Delaware
Agree Ann Arbor MI, LLC	Delaware
Agree Ann Arbor State Street, LLC	Michigan
Agree Antioch, LLC	Illinois
Agree Apopka FL TP, LLC	Delaware
Agree Apopka FL, LLC	Delaware
Agree Appleton WI, LLC	Delaware
Agree Archer Chicago IL, LLC	Delaware
Agree Arlington TX, LLC	Texas
Agree Atchison, LLC	Kansas
Agree Atlantic Beach, LLC	Delaware
Agree Baltimore MD, LLC	Delaware
Agree Baton Rouge LA, LLC	Louisiana
Agree Beecher, LLC	Michigan
Agree Belton MO, LLC	Delaware
Agree Belvidere IL, LLC	Illinois
Agree Berwyn IL, LLC	Illinois
Agree Bloomington MN, LLC	Delaware
Agree Boone NC WM, LLC	Delaware
Agree Boynton, LLC	Florida
Agree Brenham TX, LLC	Delaware
Agree Brighton, LLC	Delaware
Agree Bristol & Fenton Project, LLC	Michigan
Agree Brooklyn OH, LLC	Ohio
Agree BT, LLC	Delaware
Agree Buffalo Center IA, LLC	Delaware
Agree Burlington, LLC	Delaware
Agree Cannon Station, LLC (Ft Oglethorpe)	Delaware
Agree Carlinville IL, LLC	Delaware
Agree Caro MI, LLC	Delaware
Agree Cedar Park TX, LLC	Delaware
Agree Center Point Birmingham AL, LLC	Alabama
Agree Central, LLC	Delaware

Agree Chandler, LLC	Arizona
Agree Charlotte County, LLC	Delaware
Agree Charlotte Poplar, LLC	North Carolina
Agree Chicago Kedzie, LLC	Illinois
Agree Clifton Heights PA, LLC	Delaware
Agree Cochran GA, LLC	Georgia
Agree Cocoa FL, LLC	Delaware
Agree Columbia SC, LLC	Delaware
Agree Columbus GA, LLC	Delaware
Agree Columbus OH, LLC	Delaware
Agree Concord, LLC	North Carolina
Agree Construction Management, LLC	Delaware
Agree Convenience No. 1, LLC	Delaware
Agree Corunna, LLC	Michigan
Agree Crystal River FL, LLC	Delaware
Agree CW, LLC	Delaware
Agree Dallas Forest Drive, LLC	Texas
Agree Daniel Morgan Ave Spartanburg, LLC	South Carolina
Agree Davenport IA, LLC	Delaware
Agree Des Moines IA, LLC	Delaware
Agree Development, LLC	Delaware
Agree Donna TX, LLC	Delaware
Agree Doraville GA, LLC	Delaware
Agree DT Jacksonville NC, LLC	Delaware
Agree East Palatka, LLC	Florida
Agree Edmond OK, LLC	Delaware
Agree Egg Harbor NJ, LLC	Delaware
Agree Elk Grove IL, LLC	Delaware
Agree Elkhart, LLC	Michigan
Agree Evergreen CO, LLC	Delaware
Agree Evergreen Park, IL, LLC	Delaware
Agree Facility No. 1, LLC	Delaware
Agree Farmington NM, LLC	Delaware
Agree FL VA Portfolio, LLC	Delaware
Agree Florissant MO, LLC	Delaware
Agree Forest MS, LLC	Mississippi
Agree Forest VA, LLC	Virginia
Agree Forked River NJ, LLC	Delaware
Agree Fort Mill SC, LLC	South Carolina
Agree Fort Walton Beach, LLC	Florida
Agree Fort Worth TX, LLC	Delaware
Agree Fuquay-Varina, LLC	North Carolina
Agree Fuquay-Varina NC WM, LLC	Delaware
Agree Garland TX, LLC	Delaware
Agree Gas City IN, LLC	Delaware
Agree GCG, LLC	Delaware
Agree Grand Chute WI, LLC	Delaware
Agree Grand Forks, LLC	North Dakota
Agree Grandview Heights OH, LLC	Delaware
Agree Greenwich CT, LLC	Delaware
Agree Harlingen, LLC	Texas
Agree Hazard KY, LLC	Delaware
Agree Holdings I, LLC	Delaware
Agree Holly Springs MS, LLC	Delaware
Agree Hope Mills NC, LLC	Delaware
Agree Hopkinsville KY, LLC	Delaware

Agree IL & VA, LLC	Delaware
Agree Indianapolis Glendale, LLC	Delaware
Agree Indianapolis IN II, LLC	Delaware
Agree Indianapolis, LLC	Indiana
Agree Jackson MS, LLC	Delaware
Agree Jacksonville NC, LLC	North Carolina
Agree Johnstown PA, LLC	Delaware
Agree Johnstown, LLC	Ohio
Agree Joplin MO, LLC	Missouri
Agree Junction City KS, LLC	Delaware
Agree K&G Joplin MO, LLC	Delaware
Agree K&G OK, LLC	Delaware
Agree Kentwood LA, LLC	Delaware
Agree Kirkland WA, LLC	Delaware
Agree Lake in the Hills, LLC	Illinois
Agree Lake Zurich IL, LLC	Illinois
Agree Leawood, LLC	Delaware
Agree Lebanon VA, LLC	Virginia
Agree Lejune Springfield IL, LLC	Illinois
Agree Liberty PA, LLC	Delaware
Agree Ligonier PA, LLC	Pennsylvania
Agree Littleton CO, LLC	Delaware
Agree Lowell AR, LLC	Delaware
Agree Lyons GA, LLC	Georgia
Agree M-59, LLC	Michigan
Agree Madison AL, LLC	Michigan
Agree Madisonville TX, LLC	Texas
Agree Magnolia Knoxville TN, LLC	Tennessee
Agree Mall of Louisiana, LLC	Louisiana
Agree Manassas VA, LLC	Delaware
Agree Manchester CT, LLC	Connecticut
Agree Mansfield, LLC	Connecticut
Agree Marietta, LLC	Georgia
Agree Marshall MI Outlot, LLC	Delaware
Agree Matthews NC, LLC	Delaware
Agree Maumee OH, LLC	Delaware
Agree McKinney TX, LLC	Texas
Agree MCW, LLC	Delaware
Agree Memphis Getwell, LLC	Tennessee
Agree Merritt Island FL, LLC	Delaware
Agree Middletown OH, LLC	Delaware
Agree Millsboro DE, LLC	Delaware
Agree Minneapolis Clinton Ave, LLC	Minnesota
Agree Minot ND, LLC	Delaware
Agree Monroe MI, LLC	Delaware
Agree Montgomery AL, LLC	Alabama
Agree Montgomeryville PA, LLC	Pennsylvania
Agree Morrow GA, LLC	Georgia
Agree Mt. Dora FL, LLC	Delaware
Agree Nampa ID, LLC	Delaware
Agree Nashua NH, LLC	Delaware
Agree Neosho MO, LLC	Delaware
Agree New Lenox 2, LLC	Illinois
Agree New Lenox, LLC	Illinois
Agree Newport News VA, LLC	Delaware
Agree North Branch MN, LLC	Delaware

Agree North Las Vegas, LLC	Nevada
Agree North Miami Beach FL, LLC	Delaware
Agree Novi MI, LLC	Michigan
Agree Onaway MI, LLC	Delaware
Agree Orange & McCoy, LLC	Florida
Agree Orange CT, LLC	Delaware
Agree Oxford Commons AL, LLC	Delaware
Agree PA Properties, LLC	Delaware
Agree Palafox Pensacola FL, LLC	Delaware
Agree Paramus NJ, LLC	Delaware
Agree Pensacola, LLC	Florida
Agree Pensacola Nine Mile, LLC	Florida
Agree Pinellas Park, LLC	Florida
Agree Plainfield, LLC	Michigan
Agree Plymouth MI, LLC	Delaware
Agree Poinciana, LLC	Florida
Agree Pooler GA, LLC	Delaware
Agree Port Orange FL, LLC	Delaware
Agree Port St. John, LLC	Delaware
Agree Portland ME, LLC	Delaware
Agree Portland OR, LLC	Delaware
Agree Provo UT, LLC	Delaware
Agree Rancho Cordova I, LLC	California
Agree Rancho Cordova II, LLC	California
Agree Randleman NC WM, LLC	Delaware
Agree Rapid City SD, LLC	South Dakota
Agree Realty Corporation	Maryland
Agree Realty Services, LLC	Delaware
Agree Realty South-East, LLC	Michigan
Agree Richmond RI, LLC	Delaware
Agree Richmond VA, LLC	Delaware
Agree Rifle CO, LLC	Delaware
Agree Riverside IA, LLC	Delaware
Agree Rochester NY, LLC	New York
Agree Rockford IL, LLC	Delaware
Agree Roseville CA, LLC	California
Agree RT Amite LA, LLC	Delaware
Agree RT Arlington TX, LLC	Delaware
Agree RT Gulfport MS, LLC	Delaware
Agree RT Jackson MS, LLC	Delaware
Agree RT Port Richey, LLC	Delaware
Agree RT Villa Rica GA, LLC	Delaware
Agree Salem OR, LLC	Delaware
Agree Sarasota FL, LLC	Delaware
Agree SB, LLC	Delaware
Agree Secaucus NJ, LLC	Delaware
Agree Shelf ES PA, LLC	Delaware
Agree Shelf PA, LLC	Delaware
Agree Southfield & Webster, LLC	Delaware
Agree Southfield, LLC	Michigan
Agree Spartanburg SC, LLC	South Carolina
Agree Spring Grove, LLC	Illinois
Agree Springfield IL, LLC	Illinois
Agree Springfield MO, LLC	Delaware
Agree Springfield OH, LLC	Delaware
Agree St Petersburg, LLC	Florida

Agree St. Augustine Shores, LLC	Delaware
Agree St. Joseph MO, LLC	Missouri
Agree Statesville NC, LLC	Delaware
Agree Statham GA, LLC	Georgia
Agree Stores, LLC	Delaware
Agree Sun Valley NV, LLC	Nevada
Agree Sunnyvale CA, LLC	Delaware
Agree Tallahassee, LLC	Florida
Agree Terre Haute IN, LLC	Delaware
Agree TK, LLC	Delaware
Agree Toledo OH, LLC	Delaware
Agree Topeka KS, LLC	Delaware
Agree Tri-State Lease, LLC	Delaware
Agree Upland CA, LLC	Delaware
Agree Venice, LLC	Florida
Agree Vero Beach FL, LLC	Delaware
Agree W 63rd Chicago IL, LLC	Delaware
Agree Walker, LLC	Michigan
Agree Warrensville Heights OH, LLC	Delaware
Agree Wawa Baltimore, LLC	Maryland
Agree West Palm Beach FL, LLC	Delaware
Agree Wheaton IL, LLC	Delaware
Agree Whitestone WI, LLC	Delaware
Agree Whittier CA, LLC	Delaware
Agree Wichita Falls TX, LLC	Texas
Agree Wichita, LLC	Kansas
Agree Wilmington DE, LLC	Delaware
Agree Wilmington, LLC	North Carolina
Agree Woodland Park NJ, LLC	Delaware
Agree Woodstock IL, LLC	Delaware
DD 71, LLC	Delaware
DT Lawton Bartlesville OK, LLC	Delaware
Indianapolis Store No. 16, LLC	Delaware
Lawrence Store No. 203, LLC	Delaware
Lunacorp, LLC	Delaware
Mt. Pleasant Outlot I, LLC	Michigan
Mt. Pleasant Shopping Center, LLC	Michigan
Nesor Realty Ventures, LLC (J&B One, LLC)	Florida
Pachyderm Chattanooga TN, LLC	Delaware
Pachyderm Chicago IL, LLC	Delaware
Pachyderm Marietta GA, LLC	Delaware
Pachyderm Myrtle Beach SC, LLC	Delaware
Pachyderm Philadelphia PA, LLC	Delaware
Pachyderm Properties II, LLC	Delaware
Pachyderm Properties, LLC	Delaware
Pachyderm Riverdale GA, LLC	Delaware
Pachyderm Waite Park MN, LLC	Delaware
Paint PA, LLC	Delaware
Pharm Nashville IN, LLC	Delaware